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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 20, 2004

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 20, 2004, Citigroup Inc. announced that Anne Mulcahy, Chairman and CEO of the Xerox Corporation, and Judith Rodin, past President of the University of Pennsylvania, have been elected to the Citigroup Board of Directors.

The committee assignments of Ms. Mulcahy and Dr. Rodin have not been determined at the time of this filing.

A press release announcing the election was issued on September 20, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number
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          99.1        Press Release, dated September 20, 2004, issued by
                      Citigroup Inc.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2004         CITIGROUP INC.


                                  By: /s/  Michael S. Helfer
                                  ----------------------------------------------
                                  Name:  Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary
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                                  EXHIBIT INDEX


Exhibit Number
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     99.1           Press Release, dated September 20, 2004, issued by
                    Citigroup Inc.